Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2022 Results

NASHVILLE, Tenn. (August 1, 2022) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging and hospitality real estate investment trust (“REIT”) that specializes in upscale convention center resorts and leading entertainment experiences, today reported financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Highlights and Recent Developments:

•	The Company generated Net Income available to common shareholders of $50.3 million or $0.91 per share, representing a return to profitability for the first time since the beginning of the COVID-19 pandemic.

•	The Hospitality segment reported operating income and operating income margin of $100.6 million and 25.0% for the quarter, respectively, and delivered a quarterly record in Adjusted EBITDAre and Adjusted EBITDAre margin of $155.0 million and 38.6%, respectively, compared to $133.2 million and 37.3% for Q2 2019, respectively, despite 5.3 lower points of occupancy compared to Q2 2019.

•	Driven by an all-time record transient rate of $283, Hospitality ADR exceeded $234 per night in Q2 2022, an increase of 16.0% compared to Q2 2021 and 16.3% increase compared to Q2 2019.

•	Booked 601,000 gross advanced group room nights for all future years as of June 30, 2022, at an all-time record ADR of $243, an increase of nearly 14% over Q2 2021 ADR for future bookings and over 15% above Q2 2019 ADR levels for future bookings.

•	Successfully collected $15.4 million in attrition and cancellation fees in the quarter, totaling $35.0 million year to date.

•	Closed strategic investment in the Company’s Opry Entertainment Group (OEG) by Atairos and NBCUniversal on June 16, 2022, initially valuing the OEG business at $1.415 billion, inclusive of Block 21, which we acquired on May 31, 2022.

•	Company provides an outlook for Q3 2022 and increases its Full Year 2022 outlook.

Colin Reed, Chairman and Chief Executive Officer of Ryman Hospitality Properties, said, “Our hotel business set multiple all-time records this quarter as the strategic actions we took in the early days of the pandemic and the capital investments we have made in our assets over the last five years continue to show meaningful results. Remarkably, we achieved these record results with recovering Hospitality occupancy levels that are approximately 5 points below our pre-COVID levels. We are particularly pleased with the improvement we have seen in group travel and are encouraged by the pace of hotel bookings production and lead volumes. These results, along with continued healthy leisure demand and the strong desire of groups to return to their pre-COVID meeting cadence, are indicators that our hotel business is in prime position for a strong back half of the year and additional upside in the years ahead.

The second quarter was also an active one for our Entertainment segment. We successfully closed two major transactions, the Block 21 acquisition and our new joint venture with Atairos and NBCUniversal, that will provide additional value creation opportunities and further position OEG for long-term, sustainable growth.”

Second Quarter 2022 Results (as compared to Second Quarter 2021):

($ in thousands, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Total Revenue	$470,204	$170,861	175.2%		$769,339	$255,036	201.7%

Operating income (loss)	$105,968	$(30,947)	442.4%		$113,842	$(110,504)	203.0%
Operating income (loss) margin	22.5%	-18.1%	40.6	pt	14.8%	-43.3%	58.1	pt

Net income (loss) available to common shareholders	$50,284	$(57,919)	186.8%		$25,663	$(162,440)	115.8%
Net income (loss) available to common shareholders margin	10.7%	-33.9%	44.6	pt	3.3%	-63.7%	67.0	pt
Net income (loss) available to common shareholders per diluted share	$0.91	$(1.05)	186.7%		$0.46	$(2.95)	115.6%

Adjusted EBITDAre	$167,625	$28,155	495.4%		$236,619	$5,706	4,046.8%
Adjusted EBITDAre margin	35.6%	16.5%	19.1	pt	30.8%	2.2%	28.6	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$166,494	$28,428	485.7%		$235,488	$6,723	3,402.7%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	35.4%	16.6%	18.8	pt	30.6%	2.6%	28.0	pt

Funds From Operations (FFO) available to common shareholders and unit holders	$107,119	$(6,825)	1,669.5%		$138,341	$(66,790)	307.1%
FFO available to common shareholders and unit holders per diluted share/unit	$1.91	$(0.12)	1,691.7%		$2.48	$(1.20)	306.7%

Adjusted FFO available to common shareholders and unit holders	$114,875	$(1,647)	7,074.8%		$149,689	$(52,152)	387.0%
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$2.05	$(0.03)	6,933.3%		$2.69	$(0.94)	386.2%

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

2

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Hospitality Revenue (1)	$401,802	$135,688	196.1%		$662,913	$205,490	222.6%

Hospitality operating income (loss) (1)	$100,573	$(27,317)	468.2%		$116,241	$(90,860)	227.9%
Hospitality operating income/(loss) margin (1)	25.0%	-20.1%	45.1	pt	17.5%	-44.2%	61.7	pt
Hospitality Adjusted EBITDAre (1)	$154,983	$25,968	496.8%		$225,315	$14,079	1,500.4%
Hospitality Adjusted EBITDAre margin (1)	38.6%	19.1%	19.5	pt	34.0%	6.9%	27.1	pt

Hospitality Performance Metrics (1) (2)
Occupancy	72.7%	32.9%	39.8	pt	60.1%	24.7%	35.4	pt
Average Daily Rate (ADR)	$234.50	$202.12	16.0%		$232.41	$197.97	17.4%
RevPAR	$170.46	$66.51	156.3%		$139.61	$48.98	185.0%
Total RevPAR	$424.07	$145.63	191.2%		$351.76	$111.58	215.3%

Gross Definite Rooms Nights Booked	601,180	659,469	-8.8%		1,023,225	1,100,639	-7.0%
Net Definite Rooms Nights Booked	413,042	371,540	11.2%		578,710	337,831	71.3%
Group Attrition (as % of contracted block)	18.2%	19.8%	-1.6	pt	23.9%	25.2%	-1.3	pt
Cancellations ITYFTY (3)	11,647	137,360	-91.5%		182,066	416,984	-56.3%

(1)	Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.
(2)	Calculation of hospitality performance metrics includes closed hotel room nights available; includes the addition of 302 additional guest rooms due to Gaylord Palms expansion beginning June 1, 2021. ADR is for occupied rooms.

(3)	"ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for second quarter 2022 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income/(Loss), and property-level Adjusted EBITDAre to property-level Operating Income/(Loss) for each of the hotel properties in the Hospitality segment.

Hospitality Segment Highlights

•	Hotels achieved 72.7% occupancy in Q2 2022, compared to 47.3% in Q1 2022 and 32.9% in Q2 2021, as the segment continued to sequentially improve as our recovery continues.

•	April 2022 set a record for the highest monthly operating income and Adjusted EBITDAre for the Hospitality segment at $36.4 million and $54.3 million, respectively, and the second highest Adjusted EBITDAre margin month on record.

•	Gaylord National delivered Adjusted EBITDAre margin excluding bond interest for the quarter comparable to Q2 2019, despite occupancy of 64.2%, which was 17.2 points lower than Q2 2019, demonstrating that the investments made in F&B reconcepting are yielding results.

•	Gaylord Rockies reported its strongest quarter since its initial opening, with occupancy in the month of June setting an all-time monthly record for any hotel in Company history at 92.4%, while achieving an operating income margin in the month of 21.5% and an Adjusted EBITDAre margin in the month of 49.0%.

•	Gaylord Opryland delivered operating income of $31.9 million and Adjusted EBITDAre of $40.4 million for the quarter, up 2.4% and 1.6% from Q2 2019, respectively, despite 6.2 lower points of occupancy compared to Q2 2019.

•	Gaylord Texan delivered a second quarter record for both operating income of $25.7 million and Adjusted EBITDAre of $31.5 million, and Gaylord Palms delivered an all-time record quarter for both operating income of $18.2 million and Adjusted EBITDAre of $24.9 million, with both hotels benefitting from continued group and transient demand as well as successful recent expansions.

3

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$105,497	$45,002	134.4%		$179,016	$66,761	168.1%
Operating income (loss)	$31,871	$3,201	895.7%		$47,426	$(8,549)	654.8%
Operating income (loss) margin	30.2%	7.1%	23.1	pt	26.5%	-12.8%	39.3	pt
Adjusted EBITDAre	$40,416	$11,755	243.8%		$64,547	$8,273	680.2%
Adjusted EBITDAre margin	38.3%	26.1%	12.2	pt	36.1%	12.4%	23.7	pt

Occupancy	75.1%	40.2%	34.9	pt	62.0%	29.3%	32.7	pt
Average daily rate (ADR)	$233.68	$216.09	8.1%		$236.06	$214.22	10.2%
RevPAR	$175.51	$86.88	102.0%		$146.41	$62.76	133.3%
Total RevPAR	$401.42	$171.23	134.4%		$342.46	$127.71	168.2%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$68,289	$32,702	108.8%		$128,137	$47,819	168.0%
Operating income (loss)	$18,218	$2,380	665.5%		$34,076	$(3,637)	1036.9%
Operating income (loss) margin	26.7%	7.3%	19.4	pt	26.6%	-7.6%	34.2	pt
Adjusted EBITDAre	$24,851	$9,001	176.1%		$47,327	$8,608	449.8%
Adjusted EBITDAre margin	36.4%	27.5%	8.9	pt	36.9%	18.0%	18.9	pt

Occupancy (1)	74.6%	52.2%	22.4	pt	65.1%	38.9%	26.2	pt
Average daily rate (ADR)	$231.53	$199.63	16.0%		$241.99	$197.28	22.7%
RevPAR (1)	$172.78	$104.17	65.9%		$157.65	$76.82	105.2%
Total RevPAR (1)	$436.80	$232.64	87.8%		$412.07	$178.42	131.0%

(1) Calculation of hospitality performance metrics includes 302 expansion rooms beginning June 1, 2021.

4

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$77,665	$34,069	128.0%		$134,301	$52,427	156.2%
Operating income (loss)	$25,734	$3,278	685.1%		$38,650	$(1,503)	2,671.5%
Operating income (loss) margin	33.1%	9.6%	23.5	pt	28.8%	-2.9%	31.7	pt
Adjusted EBITDAre	$31,476	$9,472	232.3%		$51,090	$10,920	367.9%
Adjusted EBITDAre margin	40.5%	27.8%	12.7	pt	38.0%	20.8%	17.2	pt

Occupancy	74.3%	43.7%	30.6	pt	66.1%	33.2%	32.9	pt
Average daily rate (ADR)	$231.22	$203.43	13.7%		$226.94	$198.82	14.1%
RevPAR	$171.74	$88.88	93.2%		$150.02	$66.06	127.1%
Total RevPAR	$470.48	$206.39	128.0%		$409.04	$159.68	156.2%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$72,223	$2,311	3,025.2%		$104,810	$3,568	2,837.5%
Operating income (loss)	$12,824	$(15,051)	185.2%		$1,549	$(29,574)	105.2%
Operating income (loss) margin	17.8%	-651.3%	669.1	pt	1.5%	-828.9%	830.4	pt
Adjusted EBITDAre	$23,023	$(6,474)	455.6%		$21,227	$(12,810)	265.7%
Adjusted EBITDAre margin	31.9%	-280.1%	312.0	pt	20.3%	-359.0%	379.3	pt

Occupancy (1) (2)	64.2%	0.0%	64.2	pt	49.9%	0.0%	49.9	pt
Average daily rate (ADR)	$251.45	$0.00	NA		$240.22	$0.00	NA
RevPAR (1) (2)	$161.40	$0.00	NA		$119.80	$0.00	NA
Total RevPAR (1) (2)	$397.62	$12.72	3,025.9%		$290.11	$9.87	2,839.3%

(1) Calculation of hospitality performance metrics includes closed hotel room nights available.

(2) Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.

5

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$70,755	$18,338	285.8%		$105,542	$30,308	248.2%
Operating income (loss)	$10,215	$(20,596)	149.6%		$(6,569)	$(45,295)	85.5%
Operating income (loss) margin	14.4%	-112.3%	126.7	pt	-6.2%	-149.4%	143.2	pt
Adjusted EBITDAre	$32,865	$2,021	1,526.2%		$38,729	$13	297,815.4%
Adjusted EBITDAre margin	46.4%	11.0%	35.4	pt	36.7%	0.0%	36.7	pt

Occupancy	76.6%	25.7%	50.9	pt	58.0%	21.6%	36.4	pt
Average daily rate (ADR)	$235.69	$199.69	18.0%		$228.22	$189.92	20.2%
RevPAR	$180.45	$51.38	251.2%		$132.29	$40.98	222.8%
Total RevPAR	$518.01	$134.25	285.9%		$388.48	$111.55	248.3%

Entertainment Segment

For the three and six months ended June 30, 2022, and 2021, the Company reported the following:

($ in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$68,402	$35,173	94.5%		$106,426	$49,546	114.8%
Operating income (loss)	$18,019	$5,913	204.7%		$20,456	$(2,007)	1,119.2%
Operating income (loss) margin	26.3%	16.8%	9.5	pt	19.2%	-4.1%	23.3	pt
Adjusted EBITDAre	$22,053	$8,290	166.0%		$26,863	$2,829	849.6%
Adjusted EBITDAre margin	32.2%	23.6%	8.6	pt	25.2%	5.7%	19.5	pt

Reed continued, “While the major news this quarter for our Entertainment segment was the closing of two strategic transactions, demand for live entertainment experiences continues to be healthy and our existing businesses delivered solid results during the second quarter, with segment revenue, operating income and Adjusted EBITDAre exceeding second quarter 2019 results, despite a slower than anticipated post-pandemic recovery of the tour and travel segment in Nashville and a softening advertising market which impacted results in our Circle joint venture.”

Corporate and Other Segment

For the three and six months ended June 30, 2022, and 2021, the Company reported the following:

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% ∆	2022	2021	% ∆
Operating loss	$(12,624)	$(9,543)	-32.3%	$(22,855)	$(17,637)	-29.6%
Adjusted EBITDAre	$(9,411)	$(6,103)	-54.2%	$(15,559)	$(11,202)	-38.9%

Corporate and Other Segment Operating Loss and Adjusted EBITDAre for the 2022 periods include increases in administrative and employment costs associated with supporting the Company’s growth as well as increased costs associated with incentive compensation accruals due to the Company’s strong financial performance.

6

2022 Guidance

The Company is providing a business performance outlook for the third quarter 2022 and is raising its guidance for full year 2022 based on current information as of August 1, 2022. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions)

	Guidance		3Q 2022
	3Q 2022		Guidance
	Low	High	Midpoint
Net Income	$38.0	$41.0	$39.5

Adjusted EBITDAre
Hospitality	$125.0	$130.0	$127.5
Entertainment	21.0	24.0	22.5
Corporate and Other	(9.0)	(8.0)	(8.5)
Consolidated Adjusted EBITDAre	$137.0	$146.0	$141.5

($ in millions)

	Prior Guidance		Prior FY	New Guidance		New FY
	Full Year 2022		Guidance	Full Year 2022		Guidance	Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Net Income	$78.0	$93.0	$85.5	$103.0	$110.0	$106.5	$21.0

Adjusted EBITDAre
Hospitality	$443.0	$458.0	$450.5	$475.0	$490.0	$482.5	$32.0
Entertainment	80.0	88.0	84.0	72.0	80.0	76.0	(8.0)
Corporate and Other	(29.0)	(26.0)	(27.5)	(33.0)	(32.0)	(32.5)	(5.0)
Consolidated Adjusted EBITDAre	$494.0	$520.0	$507.0	$514.0	$538.0	$526.0	$19.0

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income and segment-level Adjusted EBITDAre to segment-level Operating Income, see “Reconciliation of Forward-Looking Statements” below.

Reed concluded, “Our results this quarter are further indication that the investments and actions we have taken alongside Marriott over the last several years have competitively positioned our business to capitalize on the continued recovery of the group segment. We entered 2022 with cautious optimism that we would see sequential month-over-month improvement in our business as the nation continues to navigate COVID-19. Given our performance in the first half and the strength of our forward bookings for the remainder of the year, we are raising full year 2022 guidance to a consolidated Adjusted EBITDAre midpoint of $526 million, a $19 million increase over our previous updated guidance midpoint given in June. We continue to believe in the future of our business and look forward to the long-term trajectory of this Company.”

7

Transaction Updates

On May 31, 2022, the Company closed its previously announced acquisition of Block 21 from Stratus Properties for a stated purchase price of $260 million, as subsequently adjusted to $255 million pursuant to the terms of the purchase agreement, which included the assumption of approximately $136 million of existing mortgage debt.

On June 16, 2022, the Company closed the strategic investment in Opry Entertainment Group (OEG) by Atairos and NBCUniversal, which initially valued the OEG business at $1.415 billion, inclusive of Block 21. Atairos and NBCUniversal acquired a 30% equity interest in OEG for a $296 million investment. OEG also closed a $300 million term loan and a $65 million revolving credit facility which was undrawn at closing.

Balance Sheet/Liquidity Update

As of June 30, 2022, after repayment of the Company’s Term Loan A using proceeds of the new OEG financing, the Company had total debt outstanding of $2,863.0 million, net of unamortized deferred financing costs, and unrestricted cash of $179.2 million. As of June 30, 2022, there were no amounts drawn under the revolving credit lines of the Company’s credit facility or the OEG credit facility, and the lending banks had issued $10.4 million in letters of credit, which left $754.6 million of availability for borrowing under the two credit facilities.

As a reminder, at the end of the first quarter of this year, the Company effectively exited its covenant waiver period under its secured credit facility. Beginning with the second quarter, the Company is required to meet modified covenants related to its funded indebtedness to total asset value ratio, fixed charge coverage ratio, and implied debt service coverage ratio.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, August 2, 2022, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and leading entertainment experiences. RHP’s core holdings, Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, are five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. Our Hospitality segment is comprised of these convention center resorts operating under the Gaylord Hotels brand, along with two adjacent ancillary hotels, which are managed by Marriott International and represent a combined total of 10,412 rooms and more than 2.8 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network RHP owns in a joint venture with Gray Television, Nashville-area attractions managed by Marriott, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment, in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results. Visit RymanHP.com for more information.

8

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to RHP’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of our business, the impact of COVID-19 on travel, leisure and group demand, the effects of COVID-19 on our results of operations, efforts, our liquidity, recovery of group business to pre-pandemic levels, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expectations for OEG including Block 21 and the Atairos investment, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the COVID-19 pandemic, including the effects of the COVID-19 pandemic on us and the hospitality and entertainment industries generally, the effects of the COVID-19 pandemic on the demand for travel, leisure and group business (including government-imposed restrictions), levels of consumer confidence in the safety of travel and group gathering as a result of COVID-19, the duration and severity of the COVID-19 pandemic in the United States and the pace of recovery following the COVID-19 pandemic, the duration and severity of the COVID-19 pandemic in the markets where our assets are located, governmental restrictions on our businesses, economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business and on its customers, including group business at its hotels, the Company’s ability to remain qualified as a REIT for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, the suspension of our dividend and our dividend policy, including the frequency and amount of any dividend we may pay, the Company’s ability to borrow funds pursuant to its credit agreements, the occurrence of any event, change or other circumstance that could affect the integration of Block 21 or the strategic position of OEG after the Atairos investment. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

9

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR, Total RevPAR, and Occupancy

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. Room nights available to guests include nights the hotels are closed. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Rooms out of service for renovation are included in room nights available. For the three and six months ended June 30, 2022, and 2021, the calculation of RevPAR and Total RevPAR in our tabular presentations has not been changed as a result of the COVID-19 pandemic and the resulting hotel closures and is consistent with prior periods. The closure of Gaylord National, which reopened July 1, 2021, resulted in significantly lower performance reflected in these metrics for the six months ended June 30, 2021, as compared to the current period. Occupancy figures reflect an additional 302 rooms available at Gaylord Palms beginning in June 2021. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income/(Loss) available to common shareholders margin by dividing GAAP consolidated Net Income available to common shareholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income/(Loss) by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property or the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

10

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	any transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint venture; and

•	any other adjustments we have identified herein.

We then exclude noncontrolling interests in consolidated joint venture to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

For Gaylord National, we exclude interest income on bonds to calculate property-level Adjusted EBITDAre excluding interest income on bonds. We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP metrics provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP metrics, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

11

FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint venture attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint venture.

To calculate Adjusted FFO available to common shareholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	(gains) losses on extinguishment of debt

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint venture;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex) exclude the ownership portion of Gaylord Rockies joint venture not controlled or owned by the Company in prior periods.

12

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
Todd Siefert, Senior Vice President Corporate Finance & Treasurer
Ryman Hospitality Properties, Inc.
(615) 316-6344
tsiefert@rymanhp.com

13

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30		Jun. 30
	2022	2021	2022	2021
Revenues :
Rooms	$161,506	$61,971	$263,099	$90,199
Food and beverage	188,083	45,619	300,199	63,794
Other hotel revenue	52,213	28,098	99,615	51,497
Entertainment	68,402	35,173	106,426	49,546
Total revenues	470,204	170,861	769,339	255,036

Operating expenses:
Rooms	41,238	15,039	71,374	24,516
Food and beverage	97,489	33,748	168,818	53,077
Other hotel expenses	99,284	61,365	185,927	115,922
Management fees	11,202	2,149	16,266	2,902
Total hotel operating expenses	249,213	112,301	442,385	196,417
Entertainment	45,670	25,639	77,401	44,330
Corporate	12,417	8,978	21,974	16,506
Preopening costs	221	217	525	616
(Gain) loss on sale of assets	-	-	469	(317)
Depreciation and amortization	56,715	54,673	112,743	107,988
Total operating expenses	364,236	201,808	655,497	365,540

Operating income (loss)	105,968	(30,947)	113,842	(110,504)

Interest expense, net of amounts capitalized	(33,958)	(29,847)	(65,895)	(60,643)
Interest income	1,379	1,451	2,760	2,821
Loss on extinguishment of debt	(1,547)	-	(1,547)	(2,949)
Loss from consolidated joint ventures	(3,001)	(1,910)	(5,628)	(3,519)
Other gains and (losses), net	(283)	(173)	164	201
Income (loss) before income taxes	68,558	(61,426)	43,696	(174,593)

Provision benefit for income taxes	(17,634)	(1,623)	(17,569)	(5,577)
Net income (loss)	50,924	(63,049)	26,127	(180,170)

Net (income) loss attributable to noncontrolling interest in consolidated joint venture	(280)	4,708	(280)	16,501
Net (income) loss attributable to noncontrolling interest in Operating Partnership	(360)	422	(184)	1,229
Net income (loss) available to common shareholders	$50,284	$(57,919)	$25,663	$(162,440)

Basic income (loss) per share available to common shareholders	$0.91	$(1.05)	$0.47	$(2.95)
Diluted income (loss) per share available to common shareholders	$0.91	$(1.05)	$0.46	$(2.95)

Weighted average common shares for the period:
Basic	55,150	55,058	55,118	55,026
Diluted	55,862	55,058	55,321	55,026

14

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Jun. 30	Dec. 31,
	2022	2021
ASSETS:
Property and equipment, net of accumulated depreciation	$3,200,732	$3,031,844
Cash and cash equivalents - unrestricted	179,230	140,688
Cash and cash equivalents - restricted	52,539	22,312
Notes receivable	68,884	71,228
Trade receivables, net	125,400	74,745
Prepaid expenses and other assets	129,466	112,904
Intangible assets	108,449	126,804
Total assets	$3,864,700	$3,580,525

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$2,863,022	$2,936,819
Accounts payable and accrued liabilities	343,618	304,719
Dividends payable	102	386
Deferred management rights proceeds	169,054	170,614
Operating lease liabilities	115,010	113,770
Deferred income tax liabilities, net	4,966	4,671
Other liabilities	66,461	71,939
Noncontrolling interest in consolidated joint venture	296,236	-
Total equity (deficit)	6,231	(22,393)
Total liabilities and equity (deficit)	$3,864,700	$3,580,525

15

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$470,204		$170,861		$769,339		$255,036
Net income (loss)	$50,924	10.8%	$(63,049)	-36.9%	$26,127	3.4%	$(180,170)	-70.6%
Interest expense, net	32,579		28,396		63,135		57,822
Provision for income taxes	17,634		1,623		17,569		5,577
Depreciation & amortization	56,715		54,673		112,743		107,988
(Gain) loss on sale of assets	(142)		-		327		(317)
Pro rata EBITDAre from unconsolidated joint ventures	23		19		45		34
EBITDAre	157,733	33.5%	21,662	12.7%	219,946	28.6%	(9,066)	-3.6%
Preopening costs	221		217		525		616
Non-cash lease expense	1,108		1,085		2,281		2,173
Equity-based compensation expense	3,654		3,146		7,440		5,668
Pension settlement charge	853		566		853		566
Interest income on Gaylord National bonds	1,339		1,404		2,679		2,725
Loss on extinguishment of debt	1,547		-		1,547		2,949
Transaction costs of acquisitions	1,170		75		1,348		75
Adjusted EBITDAre	$167,625	35.6%	$28,155	16.5%	$236,619	30.8%	$5,706	2.2%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(1,131)		273		$(1,131)		1,017
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$166,494	35.4%	$28,428	16.6%	$235,488	30.6%	$6,723	2.6%

Hospitality segment
Revenue	$401,802		$135,688		$662,913		$205,490
Operating income (loss)	$100,573	25.0%	$(27,317)	-20.1%	$116,241	17.5%	$(90,860)	-44.2%
Depreciation & amortization	52,016		50,487		104,287		99,635
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		217		-		615
Non-cash lease expense	1,055		1,102		2,108		2,206
Interest income on Gaylord National bonds	1,339		1,404		2,679		2,725
Transaction costs of acquisitions	-		75		-		75
Adjusted EBITDAre	$154,983	38.6%	$25,968	19.1%	$225,315	34.0%	$14,079	6.9%

Entertainment segment
Revenue	$68,402		$35,173		$106,426		$49,546
Operating income (loss)	$18,019	26.3%	$5,913	16.8%	$20,456	19.2%	$(2,007)	-4.1%
Depreciation & amortization	4,492		3,621		8,044		7,222
Preopening costs	221		-		525		1
Non-cash lease (revenue) expense	53		(17)		173		(33)
Equity-based compensation	1,077		664		1,901		1,131
Transaction costs of acquisitions	1,170		-		1,348		-
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(2,979)		(1,891)		(5,584)		(3,485)
Adjusted EBITDAre	$22,053	32.2%	$8,290	23.6%	$26,863	25.2%	$2,829	5.7%

Corporate and Other segment
Operating loss	$(12,624)		$(9,543)		$(22,855)		$(17,637)
Depreciation & amortization	207		565		412		1,131
Other gains and (losses), net	(424)		(173)		492		201
Equity-based compensation	2,577		2,482		5,539		4,537
Pension settlement charge	853		566		853		566
Adjusted EBITDAre	$(9,411)		$(6,103)		$(15,559)		$(11,202)

16

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2022	2021	2022	2021
Consolidated
Net income (loss)	$50,924	$(63,049)	$26,127	$(180,170)
Noncontrolling interest in consolidated joint venture	(280)	4,708	(280)	16,501
Net income (loss) available to common shareholders and unit holders	50,644	(58,341)	25,847	(163,669)
Depreciation & amortization	56,685	54,636	112,682	107,914
Adjustments for noncontrolling interest	(233)	(3,139)	(233)	(11,069)
Pro rata adjustments from joint ventures	23	19	45	34
FFO available to common shareholders and unit holders	107,119	(6,825)	138,341	(66,790)

Right-of-use asset amortization	30	37	61	74
Non-cash lease expense	1,108	1,085	2,281	2,173
Pension settlement charge	853	566	853	566
(Gain) loss on other assets	-	-	469	(317)
Amortization of deferred financing costs	2,309	2,170	4,538	4,379
Amortization of debt discounts (premiums)	61	(70)	(12)	(140)
Loss on extinguishment of debt	1,547	-	1,547	2,949
Adjustments for noncontrolling interest	(32)	(77)	(32)	(294)
Transaction costs of acquisitions	1,170	75	1,348	75
Deferred tax expense	710	1,392	295	5,173
Adjusted FFO available to common shareholders and unit holders	$114,875	$(1,647)	$149,689	$(52,152)
Capital expenditures (1)	(19,930)	(16,435)	(32,235)	(16,587)
Adjusted FFO available to common shareholders and unit holders (ex. maintenance capex)	$94,945	$(18,082)	$117,454	$(68,739)

Basic net income (loss) per share	$0.91	$(1.05)	$0.47	$(2.95)
Diluted net income (loss) per share	$0.91	$(1.05)	$0.46	$(2.95)

FFO available to common shareholders and unit holders per basic share/unit	$1.93	$(0.12)	$2.49	$(1.20)
Adjusted FFO available to common shareholders and unit holders per basic share/unit	$2.07	$(0.03)	$2.70	$(0.94)

FFO available to common shareholders and unit holders per diluted share/unit	$1.91	$(0.12)	$2.48	$(1.20)
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$2.05	$(0.03)	$2.69	$(0.94)

Weighted average common shares and OP units for the period:
Basic	55,545	55,458	55,513	55,440
Diluted	56,256	55,458	55,716	55,440

(1) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties. Note that during 2021, as a result of the COVID-19 pandemic, contributions to the FF&E reserve for managed properties were suspended, although we did make voluntary contributions to fund the rooms renovation at Gaylord National.

17

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$401,802		$135,688		$662,913		$205,490
Operating income (loss)	$100,573	25.0%	$(27,317)	-20.1%	$116,241	17.5%	$(90,860)	-44.2%
Depreciation & amortization	52,016		50,487		104,287		99,635
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		217		-		615
Non-cash lease expense	1,055		1,102		2,108		2,206
Interest income on Gaylord National bonds	1,339		1,404		2,679		2,725
Transaction costs of acquisitions	-		75		-		75
Adjusted EBITDAre	$154,983	38.6%	$25,968	19.1%	$225,315	34.0%	$14,079	6.9%

Occupancy	72.7%		32.9%		60.1%		24.7%
Average daily rate (ADR)	$234.50		$202.12		$232.41		$197.97
RevPAR	$170.46		$66.51		$139.61		$48.98
OtherPAR	$253.61		$79.12		$212.15		$62.60
Total RevPAR	$424.07		$145.63		$351.76		$111.58

Gaylord Opryland
Revenue	$105,497		$45,002		$179,016		$66,761
Operating income (loss)	$31,871	30.2%	$3,201	7.1%	$47,426	26.5%	$(8,549)	-12.8%
Depreciation & amortization	8,557		8,554		17,146		17,137
Gain on sale of assets	-		-		-		(317)
Non-cash lease (revenue) expense	(12)		-		(25)		2
Adjusted EBITDAre	$40,416	38.3%	$11,755	26.1%	$64,547	36.1%	$8,273	12.4%

Occupancy	75.1%		40.2%		62.0%		29.3%
Average daily rate (ADR)	$233.68		$216.09		$236.06		$214.22
RevPAR	$175.51		$86.88		$146.41		$62.76
OtherPAR	$225.91		$84.35		$196.05		$64.95
Total RevPAR	$401.42		$171.23		$342.46		$127.71

Gaylord Palms
Revenue	$68,289		$32,702		$128,137		$47,819
Operating income (loss)	$18,218	26.7%	$2,380	7.3%	$34,076	26.6%	$(3,637)	-7.6%
Depreciation & amortization	5,566		5,302		11,118		9,426
Preopening costs	-		217		-		615
Non-cash lease expense	1,067		1,102		2,133		2,204
Adjusted EBITDAre	$24,851	36.4%	$9,001	27.5%	$47,327	36.9%	$8,608	18.0%

Occupancy	74.6%		52.2%		65.1%		38.9%
Average daily rate (ADR)	$231.53		$199.63		$241.99		$197.28
RevPAR	$172.78		$104.17		$157.65		$76.82
OtherPAR	$264.02		$128.47		$254.42		$101.60
Total RevPAR	$436.80		$232.64		$412.07		$178.42

Gaylord Texan
Revenue	$77,665		$34,069		$134,301		$52,427
Operating income (loss)	$25,734	33.1%	$3,278	9.6%	$38,650	28.8%	$(1,503)	-2.9%
Depreciation & amortization	5,742		6,194		12,440		12,423
Adjusted EBITDAre	$31,476	40.5%	$9,472	27.8%	$51,090	38.0%	$10,920	20.8%

Occupancy	74.3%		43.7%		66.1%		33.2%
Average daily rate (ADR)	$231.22		$203.43		$226.94		$198.82
RevPAR	$171.74		$88.88		$150.02		$66.06
OtherPAR	$298.74		$117.51		$259.02		$93.62
Total RevPAR	$470.48		$206.39		$409.04		$159.68

18

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$72,223		$2,311		$104,810		$3,568
Operating income (loss)	$12,824	17.8%	$(15,051)	-651.3%	$1,549	1.5%	$(29,574)	-828.9%
Depreciation & amortization	8,860		7,173		16,999		14,039
Interest income on Gaylord National bonds	1,339		1,404		2,679		2,725
Adjusted EBITDAre	$23,023	31.9%	$(6,474)	-280.1%	$21,227	20.3%	$(12,810)	-359.0%

Occupancy	64.2%		0.0%		49.9%		0.0%
Average daily rate (ADR)	$251.45		$-		$240.22		$-
RevPAR	$161.40		$-		$119.80		$-
OtherPAR	$236.22		$12.72		$170.31		$9.87
Total RevPAR	$397.62		$12.72		$290.11		$9.87

Gaylord Rockies
Revenue	$70,755		$18,338		$105,542		$30,308
Operating income (loss) (1)	$10,215	14.4%	$(20,596)	-112.3%	$(6,569)	-6.2%	$(45,295)	-149.4%
Depreciation & amortization	22,650		22,617		45,298		45,308
Adjusted EBITDAre (1)	$32,865	46.4%	$2,021	11.0%	$38,729	36.7%	$13	0.0%

Occupancy	76.6%		25.7%		58.0%		21.6%
Average daily rate (ADR)	$235.69		$199.69		$228.22		$189.92
RevPAR	$180.45		$51.38		$132.29		$40.98
OtherPAR	$337.56		$82.87		$256.19		$70.57
Total RevPAR	$518.01		$134.25		$388.48		$111.55

The AC Hotel at National Harbor
Revenue	$3,261		$1,459		$4,868		$2,264
Operating income (loss)	$539	16.5%	$(376)	-25.8%	$132	2.7%	$(1,141)	-50.4%
Depreciation & amortization	328		328		655		657
Adjusted EBITDAre	$867	26.6%	$(48)	-3.3%	$787	16.2%	$(484)	-21.4%

Occupancy	71.2%		49.7%		58.8%		41.5%
Average daily rate (ADR)	$233.52		$153.50		$211.27		$142.54
RevPAR	$166.20		$76.30		$124.16		$59.19
OtherPAR	$20.39		$7.19		$15.90		$5.94
Total RevPAR	$186.59		$83.49		$140.06		$65.13

The Inn at Opryland (2)
Revenue	$4,112		$1,807		$6,239		$2,343
Operating income (loss)	$1,172	28.5%	$(153)	-8.5%	$977	15.7%	$(1,161)	-49.6%
Depreciation & amortization	313		319		631		645
Transaction costs of acquisitions	-		75		-		75
Adjusted EBITDAre	$1,485	36.1%	$241	13.3%	$1,608	25.8%	$(441)	-18.8%

Occupancy	67.0%		42.2%		54.9%		29.1%
Average daily rate (ADR)	$170.57		$126.51		$157.68		$120.45
RevPAR	$114.26		$53.38		$86.60		$35.07
OtherPAR	$34.94		$12.23		$27.19		$7.69
Total RevPAR	$149.20		$65.61		$113.79		$42.76

(1) Operating loss and Adjusted EBITDAre for Gaylord Rockies for the three months and six months ended June 30, 2021 exclude forgiven asset management fees previously owed to RHP of $0.4 million and $0.3 million, respectively.

(2) Includes other hospitality revenue and expense

19

Hospitality Segment

Adjusted EBITDAre reconciliation

Unaudited

(in thousands)

Apr-22
Hospitality Segment
Revenue	$131,921
Operating Income/(Loss)	$36,364
Total Depreciation and Amortization	$17,128
Non-cash lease expense	$351
Interest income on bonds	$447
Adjusted EBITDAre	$54,289
Adjusted EBITDAre margin	41.2%

Gaylord Rockies

Adjusted EBITDAre reconciliation

Unaudited

(in thousands)

Jun-22
Gaylord Rockies
Revenue	$27,472
Operating Income/(Loss)	$5,899
Total Depreciation and Amortization	$7,554
Adjusted EBITDAre	$13,453
Adjusted EBITDAre margin	49.0%

Gaylord National

Adjusted EBITDAre reconciliation

Unaudited

(in thousands)

2Q 2022
Gaylord National
Revenue	$72,223
Operating Income/(Loss)	$12,824
Total Depreciation and Amortization	$8,860
Interest income on bonds	$1,339
Adjusted EBITDAre	$23,023
Interest income on bonds	$1,339
Adjusted EBITDAre excluding interest income on bonds	$21,684
Adjusted EBITDAre excluding interest income margin	30.0%

Gaylord National

Adjusted EBITDAre reconciliation

Unaudited

(in thousands)

2Q 2019
Gaylord National
Revenue	$78,128
Operating Income/(Loss)	$17,044
Total Depreciation and Amortization	$6,901
Interest income on bonds	$2,565
Adjusted EBITDAre	$26,510
Interest income on bonds	$2,565
Adjusted EBITDAre excluding interest income on bonds	$23,945
Adjusted EBITDAre excluding interest income margin	30.6%

20

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	GUIDANCE RANGE
	FOR 3Q 2022
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$38,000	$41,000	$39,500
Provision (benefit) for income taxes	9,950	11,200	10,575
Interest Expense	36,000	38,000	37,000
Depreciation and amortization	47,500	48,500	48,000
Pro rata EBITDAre from unconsolidated joint ventures (1)	50	50	50
EBITDAre	$131,500	$138,750	$135,125
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	125	125	125
Equity-based compensation	3,375	4,125	3,750
Interest income on Bonds	1,000	1,500	1,250
Adjusted EBITDAre (1)	$137,000	$146,000	$141,500

Hospitality Segment
Operating Income	$83,000	$85,000	$84,000
Depreciation and amortization	40,000	42,000	41,000
Non-cash lease expense	1,000	1,500	1,250
Interest income on Bonds	1,000	1,500	1,250
Adjusted EBITDAre	$125,000	$130,000	$127,500

Entertainment Segment
Operating Income	$17,500	$18,750	$18,125
Depreciation and amortization	5,500	6,000	5,750
Preopening expense	125	125	125
Equity-based compensation	875	1,125	1,000
Pro rata adjusted EBITDAre from unconsolidated JVs (1)	(3,000)	(2,000)	(2,500)
Adjusted EBITDAre (1)	$21,000	$24,000	$22,500

Corporate and Other Segment
Operating Income	$(13,500)	$(11,500)	$(12,500)
Depreciation and amortization	2,000	500	1,250
Equity-based compensation	2,500	3,000	2,750
Adjusted EBITDAre	$(9,000)	$(8,000)	$(8,500)

(1) Guidance does not include any impact of the Atairos transaction and pro rata EBITDAre and Adjusted EBITDAre from unconsolidated joint ventures is only from the Circle joint venture.

21

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	GUIDANCE RANGE
	FOR FULL YEAR 2022
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$103,000	$110,000	$106,500
Provision (benefit) for income taxes	38,000	43,000	40,500
Interest Expense	141,400	148,300	144,850
Depreciation and amortization	204,500	207,500	206,000
Pro rata EBITDAre from unconsolidated joint ventures (1)	100	200	150
EBITDAre	$487,000	$509,000	$498,000
Non-cash lease expense	4,000	5,000	4,500
Preopening expense	500	500	500
Equity-based compensation	18,500	21,000	19,750
Interest income on Bonds	5,000	5,500	5,250
Other gains and (losses), net	(1,000)	(3,000)	(2,000)
Adjusted EBITDAre (1)	$514,000	$538,000	$526,000

Hospitality Segment
Operating Income	$283,000	$293,500	$288,250
Depreciation and amortization	183,000	186,000	184,500
Non-cash lease expense	4,000	5,000	4,500
Interest income on Bonds	5,000	5,500	5,250
Adjusted EBITDAre	$475,000	$490,000	$482,500

Entertainment Segment
Operating Income	$60,500	$63,000	$61,750
Depreciation and amortization	18,000	20,500	19,250
Preopening expense	500	500	500
Equity-based compensation	5,000	6,000	5,500
Pro rata adjusted EBITDAre from unconsolidated JVs (1)	(12,000)	(10,000)	(11,000)
Adjusted EBITDAre (1)	$72,000	$80,000	$76,000

Operating Income	$(49,000)	$(45,000)	$(47,000)
Depreciation and amortization	3,500	1,000	2,250
Equity-based compensation	13,500	15,000	14,250
Other gains and (losses), net	(1,000)	(3,000)	(2,000)
Adjusted EBITDAre	$(33,000)	$(32,000)	$(32,500)

(1) Guidance does not include any impact of the Atairos transaction and pro rata EBITDAre and Adjusted EBITDAre from unconsolidated joint ventures is only from the Circle joint venture.

22